SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                          Pursuant to Section 13 of 15(d)
                      of the Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):
                                 March 10, 1995


                               CHEVRON CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                    1-368-2                       94-0890210
  -----------------       ------------------------       ---------------------
  (State or other         (Commission File Number)       (I.R.S. Employer No.)
  jurisdiction of
  incorporation)

    225 Bush Street, San Francisco, CA                          94104
  ----------------------------------------               ---------------------
  (Address of principal executive offices)                   (Zip Code)

            Registrant's telephone number, including area code:
                             (415) 894-7700


  Item 5.   Other Events.
            ------------

            Chevron Corporation's 1994 Financial Statements (audited) and Management's Discussion and Analysis of Financial
            Condition and Results of Operations is attached hereto as
            Exhibit 99.1 and made a part hereof.


  Item 7.   Financial Statements and Exhibits.
            ----------------------------------

            (c)   Exhibits.

                  99.1 Chevron Corporation's 1994 Financial Statements (audited) and Management's Discussion and Analysis of Financial Condition and Results of Operations.

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                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           Dated: March 10, 1995

                                                   CHEVRON CORPORATION


                                               By      /s/ M.J. McAULEY
                                                   -------------------------
                                                    M.J. McAuley, Secretary